Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)
Ireland	$231,893	$280,310	$323,726
United States	(278,413)	41,950	21,073
Other	243,200	58,945	82,190
Income before income tax expense	$196,680	$381,205	$426,989

The components of income tax expense are as follows:

	Year ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)
Income tax expense:
Current tax expense:
Ireland	$18,469	$28,963	$35,955
United States	35,478	3,022	5,073
Other	48,003	14,963	11,642
Total current tax expense	101,950	46,948	52,670

Deferred tax (benefit)/expense:
Ireland	553	1,654	2,833
United States	(52,717)	4,577	(3,502)
Other	(8,452)	(5,304)	(868)
Total deferred tax (benefit)/expense	(60,616)	927	(1,537)

Income tax expense allocated to continuing operations	41,334	47,875	51,133

Income tax expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	49	68	25

Total	$41,383	$47,943	$51,158

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2021:12.5%; 2020:12.5%)	$24,586	$47,651	$53,374
Foreign and other income taxed at higher rates	20,045	7,943	7,356
Research & development tax incentives	(3,120)	(1,243)	(893)
Movement in valuation allowance	3,101	3,581	(10)
Effects of change in tax rates	(128)	108	359
Change in unrecognized tax benefits	5,246	(1,672)	(1,273)
Impact of stock compensation	(9,083)	(5,150)	(7,383)
Other	687	(3,343)	(397)
Income tax expense	$41,334	$47,875	$51,133

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2021	December 31, 2020
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$19,606	$1,359
Right-of-use-assets	33,449	9,402
Goodwill	33,354	31,629
Intangible assets	1,201,086	13,398
Other	1,761	1,009
Total deferred tax liabilities recognized	1,289,256	56,797

Deferred tax assets:
Operating loss and tax credits carryforwards	86,893	42,794
Property, plant and equipment	5,846	6,040
Lease liabilities	36,106	9,394
Intangible assets	4,596	—
Accrued expenses and unbilled revenue	69,198	24,368
Stock compensation	25,557	3,672
Deferred compensation	3,445	3,184
Unearned revenue	64,924	2,257
Other	602	155
Total deferred tax assets	297,167	91,864
Valuation allowance for deferred tax assets	(45,495)	(32,768)
Deferred tax assets recognized	251,672	59,096
Overall net deferred tax asset/(liability)	$(1,037,584)	$2,299

At December 31, 2021 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $14.0 million.

At December 31, 2021 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $10.3 million and $297.0 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. Of the $10.3 million U.S. federal NOLs, approximately $5.0 million is available for offset against future U.S. federal taxable income in 2022. The subsidiaries' ability to use the remaining U.S. federal and state NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, and 2019, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $10.3 million are limited by Section 382 as follows: $10.2 million for the years 2022 - 2035 and $0.1 million in 2036 - 2040. As at December 31, 2021, U.S subsidiaries also had disallowed interest carryforwards of $145.7 million that can be carried forward indefinitely. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

At December 31, 2021 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $42.3 million. At December 31, 2021 those subsidiaries also had additional operating loss carryforwards of $19.9 million which are due to expire between 2022 and 2028 and operating loss carryforwards of $19.9 million which are due to expire between 2029 and 2038. In addition, at December 31, 2021 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $5.3 million.
    The expected expiry dates of these US losses are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2022-2035	$10,238	$227,538
2036-2040	16	25,073
Indefinite	95	44,370

	$10,349	$296,981

In addition, we also have general business tax credit carryforwards of approximately $0.8 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.

The valuation allowance at December 31, 2021 was approximately $45.5 million. The valuation allowance for deferred tax assets as of December 31, 2020 and December 31, 2019 was $32.8 million and $27.7 million respectively. The net change in the total valuation allowance was an increase of $12.8 million during 2021 and an increase of $5.1 million during 2020. Of the total increase of $12.8 million in 2021, $9.3 million was in respect of acquired entity, $4.4 million was recognized within income tax expense and a decrease of $0.9 million was recognized in Other Comprehensive Income. Of the total increase of $5.1 million in 2020, $3.6 million resulted in a current year income tax expense, and $1.5 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2021 and December 31, 2020 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, loss utilization, projected future taxable income and mitigation strategies in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.

The Company has recognized a deferred tax liability of $0.8 million (2020: $0.9 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)
Unrecognized tax benefits at start of year	$19,078	$20,156	$21,433
Increase related to acquired tax positions	170,047	—	—
Increase related to prior year tax positions	204	401	—
Decrease related to prior year tax positions	(1,695)	(1,271)	—
Increase related to current year tax positions	18,613	2,931	1,588
Settlements	(844)	(369)	(347)
Lapse of statute of limitations	(3,338)	(2,770)	(2,518)
Unrecognized tax benefits at end of year	$202,065	$19,078	$20,156

The relevant statute of limitations for unrecognized tax benefits totaling $38.8 million could potentially expire during 2022.
Included in the balance of total unrecognized tax benefits at December 31, 2021 were potential benefits of $202.1 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2020 and December 31, 2019 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $19.1 million and $20.2 million respectively.

Interest and penalties recognized during the year ended December 31, 2021 amounted to a net charge of $1.9 million (2020: ($0.6 million), 2019: Nil) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2021 and December 31, 2020 were $15.5 million and $0.5 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are Ireland and the United States. We may potentially be subjected to tax audits in both our major jurisdictions. In Ireland, tax periods open to audit include the years ended December 31, 2017, December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021. In the United States, tax periods open to audit include the years ended December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.